UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2011
PROLOGIS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-13545	94-3281941
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)
Pier 1, Bay 1, San Francisco, California 94111
(Address of Principal Executive Offices, including Zip Code)
(415) 394-9000
(Registrant’s Telephone Number, including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 23, 2011, we entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule A thereto, in connection with the offer and sale by us of 30,000,000 shares of our common stock, par value $0.01 per share, at a price of $33.50 per share. We granted the underwriters an option to purchase up to 4,500,000 additional shares of common stock to cover sales in excess of the number of shares of our common stock initially sold, which the underwriters exercised in full on June 23, 2011. We expect to receive net proceeds from the offering of approximately $1.1 billion after deducting underwriting discounts and commissions and estimated transaction expenses payable by us. The shares of our common stock are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to our shelf registration statement on Form S-3 (File No. 333-153379). The offering is scheduled to close on June 28, 2011, subject to specified closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the filing of the underwriting agreement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Venable LLP. We are also filing as Exhibits 8.1 and 23.3 hereto an opinion of our counsel, Mayer Brown LLP, relating to tax matters and the consent of KPMG LLP, respectively.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 23, 2011, between Prologis, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule A thereto.

5.1	Opinion of Venable LLP.

8.1	Opinion of Mayer Brown LLP relating to tax matters.

23.1	Consent of Venable LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Mayer Brown LLP (contained in Exhibit 8.1 hereto).

23.3	Consent of KPMG LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.
Date: June 27, 2011	By:	/s/ Michael T. Blair
		Name:	Michael T. Blair
		Title:	Managing Director and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 23, 2011, between Prologis, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule A thereto.

5.1	Opinion of Venable LLP.

8.1	Opinion of Mayer Brown LLP relating to tax matters.

23.1	Consent of Venable LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Mayer Brown LLP (contained in Exhibit 8.1 hereto).

23.3	Consent of KPMG LLP.